UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2006
---------------------------

Citigroup Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

                            Delaware                                          1-9924                                     52-1568099
                        ---------------                                    -----------                              -------------------
                        (State or other                                   (Commission                                (IRS Employer
                         jurisdiction of                                    File Number)                              Identification No.)
                         incorporation)

399 Park Avenue, New York, New York 10043
--------------------------------------------------------------------------------
(Address of principal executive offices) (Zip Code)

(212) 559-1000
--------------------------------------------------------------------------------
(Registrant's telephone number, including area code)

                         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
Current Report on Form 8-K
                       Item 8.01 Other Events.

                    Notices filed pursuant to Rule 135c under the Securities Act of 1933 relating to issuances by Citigroup Inc. in 2003 made pursuant to Regulation S under the Securities Act of 1933.

                      Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s CHF 300,000,000 2.25% notes due December 2008.
99.2	Rule 135c Notice relating to Citigroup’s EUR 750,000,000 floating rate notes due November 2008.
99.3	Rule 135c Notice relating to Citigroup’s GBP 250,000,000 5.50% notes due November 2015.
99.4	Rule 135c Notice relating to Citigroup’s GBP 600,000,000 5.15% notes due May 2026.
99.5	Rule 135c Notice relating to Citigroup’s GBP 800,000,000 5.125% notes due December 2018.
99.6	Rule 135c Notice relating to Citigroup’s USD 500,000,000 3.875% notes due December 2008.

                                                                                          SIGNATURE

                                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Dated: August 31, 2006                                             CITIGROUP INC.

                                                                                                      By: /s/ Michael J. Tarpley
                                                                                                      Name: Michael J. Tarpley
                                                                                                      Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s CHF 300,000,000 2.25% notes due December 2008.
99.2	Rule 135c Notice relating to Citigroup’s EUR 750,000,000 floating rate notes due November 2008.
99.3	Rule 135c Notice relating to Citigroup’s GBP 250,000,000 5.50% notes due November 2015.
99.4	Rule 135c Notice relating to Citigroup’s GBP 600,000,000 5.15% notes due May 2026.
99.5	Rule 135c Notice relating to Citigroup’s GBP 800,000,000 5.125% notes due December 2018.
99.6	Rule 135c Notice relating to Citigroup’s USD 500,000,000 3.875% notes due December 2008.